= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               March 13, 2001

                              --------------------

                             DUKE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

       North Carolina                    1-4928                 56-0205520
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

            526 South Church Street
           Charlotte, North Carolina                             28201-1006
  (Address of principal executive offices)                       (Zip Code)

                                 (704) 594-6200
              (Registrant's telephone number, including area code)


                              --------------------

                                 Not applicable
         (Former name and former address, if changed since last report.)


= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

ITEM 5.           OTHER EVENTS.

                  On December 19, 2000, Duke Energy Corporation (the "Corporation") filed, pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (File No. 333-52204), which was declared effective on December 26, 2000. On March 5, 2001, the Corporation filed a Preliminary Prospectus Supplement, dated March 2, 2001, which included the Prospectus dated December 26, 2000, relating to the offering of up to $500,000,000 of the Corporation's Equity Units. The Equity Units initially will consist of units referred to as Corporate Units. Each Corporate Unit will include (1) a purchase contract under which the purchaser will agree to purchase from Duke Energy Corporation and Duke Energy Corporation will agree to sell shares of common stock of Duke Energy Corporation on a date which is approximately three years from the date of issuance and (2) a senior note due 2006 of Duke Capital Corporation, a wholly owned subsidiary of Duke Energy Corporation. The senior notes of Duke Capital Corporation are described in the Preliminary Prospectus Supplement and the Prospectus of Duke Capital Corporation included in the Registration Statement of Duke Capital Corporation on Form S-3 (File No. 333-92283) filed pursuant to Rule 415 under the Act, and declared effective on January 7, 2000, which Preliminary Prospectus Supplement and Prospectus of Duke Capital Corporation accompanied the above-mentioned Preliminary Prospectus Supplement of Duke Energy Corporation dated March 2, 2001. In this connection, the Corporation is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."



ITEM 7.           EXHIBITS.

                  The following exhibits are filed with reference to the Registration Statement on Form S-3 (Registration No. 333-52204) of Duke Energy Corporation and the Registration Statement on Form S-3 Registration No. 333-92283 of Duke Capital Corporation:

Exhibit No.       Description
----------        -----------

4.1 Form of Third Supplemental Indenture of Duke Capital Corporation to be used in connection with the issuance of the Senior Notes of Duke Capital Corporation which are a component of the Corporate Units of Duke Energy Corporation.

4.2               Form of Senior Notes of Duke Capital Corporation (included in
                  Exhibit 4.1).

4.3 Form of Purchase Contract Agreement between Duke Energy Corporation and The Chase Manhattan Bank, as Purchase Contract Agent.

4.4-A             Form of Corporate Units Certificate (included as Exhibit A to
                  Exhibit 4.3).

4.4-B             Form of Treasury Units Certificate (included as Exhibit B to
                  Exhibit 4.3).

4.5 Form of Pledge Agreement among Duke Energy Corporation, Bank One Trust Company, N.A., as Collateral Agent and The Chase Manhattan Bank, as Purchase Contract Agent.

4.6 Form of Remarketing Agreement among Duke Energy Corporation, Duke Capital Corporation, The Chase Manhattan Bank, as Purchase Contract Agent, and Morgan Stanley & Co. Incorporated, as Remarketing Agent.

8.1               Tax Opinion of Gibson, Dunn & Crutcher LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DUKE ENERGY CORPORATION
                                              --------------------------------
                                                        (Registrant)


Date:  March 13, 2001                         By:
                                                   Name: David L. Hauser
                                                   Title: Senior Vice President
                                                          and Treasurer





                                INDEX TO EXHIBITS

Exhibit No.       Description
----------        -----------

4.1 Form of Third Supplemental Indenture of Duke Capital Corporation to be used in connection with the issuance of the Senior Notes of Duke Capital Corporation which are a component of the Corporate Units of Duke Energy Corporation.

4.2               Form of Senior Notes of Duke Capital Corporation (included in
                  Exhibit 4.1).

4.3 Form of Purchase Contract Agreement between Duke Energy Corporation and The Chase Manhattan Bank, as Purchase Contract Agent.

4.4-A             Form of Corporate Units Certificate (included as Exhibit A to
                  Exhibit 4.3).

4.4-B             Form of Treasury Units Certificate (included as Exhibit B to
                  Exhibit 4.3).

4.5 Form of Pledge Agreement among Duke Energy Corporation, Bank One Trust Company, N.A., as Collateral Agent and The Chase Manhattan Bank, as Purchase Contract Agent.

4.6 Form of Remarketing Agreement among Duke Energy Corporation, Duke Capital Corporation, The Chase Manhattan Bank, as Purchase Contract Agent, and Morgan Stanley & Co. Incorporated, as Remarketing Agent.

8.1               Tax Opinion of Gibson, Dunn & Crutcher LLP